SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  Registrant [X]
Filed  by  a  Party  other  than  the  Registrant [ ]

Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Under  Sec.  240.14a-12

                               TRIMAX CORPORATION
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2)  of  Schedule  14A.
[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate  number  of  securities  to  which  transaction  applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed  maximum  aggregate  value  of  transaction:

         -----------------------------------------------------------------------
     5)  Total  fee  paid:

         -----------------------------------------------------------------------

[ ]  Fee  paid  previously  by  written  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
                                   -------------------------------------------
     2)  Form  Schedule  or  Registration  Statement  No.:
                                                           -------------------
     3)  Filing  Party:
                         -----------------------------------------------------
     4)  Date  Filed:
                         -----------------------------------------------------

                               TRIMAX CORPORATION
                      2  Lombard  St.,  Suite  204,  Toronto
                                Ontario M5C 1M1
                                 (416) 368-4060

                            NOTICE OF PROPOSED ACTION
   BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK
                    TO BE TAKEN ON OR ABOUT FEBRUARY 13, 2006


To  the  Stockholders  of  TRIMAX  CORPORATION:

Notice is hereby given to all stockholders that TRIMAX CORPORATION, a Nevada corporation ("TRIMAX" or the "Company") is seeking the written consent of a majority of the outstanding shares of common stock (the "Action") of the Company, in accordance with Section 78.320 of the Nevada Revised Statutes ("NRS'). The Action consists of adopting and approving the (i) Amended and Restated Articles of Incorporation, including a change in the name of the Company to PLC Network Solutions Ltd. and a change in the authorized stock of TRIMAX to add 150,000,000 shares of common stock and 30,000,000 shares of preferred stock, par value $0.001 per share. The written consents are to be received by February 13, 2006.

Only stockholders of record at the close of business on January 11, 2006 will be entitled to receipt of this Proxy Statement and to submit their written consent.


By  Order  of  the  Board  of  Directors


/s/  Derek  Pepler
-------------------------
Derek  Pepler,  President


Approximate  date  of  mailing:  January  23,  2006

                               TRIMAX CORPORATION
                        2 Lombard St., Suite 204, Toronto
                                Ontario M5C-1M1
                                 (416) 368-4060


                                 PROXY STATEMENT

  ACTION BY WRITTEN CONSENT OF A MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK

The Board of Directors of TRIMAX CORPORATION, Inc., a Nevada corporation ("Trimax" or the "Company"), is furnishing this Proxy Statement to the holders of the common stock, $0.001 par value per share, of TRIMAX in connection with action by written consent of the holders of a majority of the issued and outstanding shares of the voting common stock of TRIMAX to be taken by February 13, 2006, in accordance with Section 78.320 of the Nevada Revised Statutes. The action to be taken consists of adopting and approving Amended and Restated Articles of Incorporation, including a change in the name of the Company to PLC Network Solutions Ltd. and a change in the capitalization of TRIMAX to add 150,000,000 authorized shares of common stock and 30,000,000 authorized shares of preferred stock, par value $0.001 per share. The amendments to the Articles of Incorporation of TRIMAX are being made to increase the authorized share capital of the Company which is expected to allow the Company to make acquisitions as it moves forward to implement its business plan, and to provide the Company with more flexibility to conduct equity financings. This written consent is irrevocable.

This Proxy Statement is first being mailed to stockholders on January 23, 2006. Only stockholders of record at the close of business on January 11, 2006 are entitled to notice of the action, to receive this Proxy Statement and to submit their written consent.

The Board of Directors have adopted and approved resolutions to effect the change to the Articles of Incorporation of the Company. The resolutions require approval from persons owning the majority of the outstanding voting common stock of Trimax. See the section of this Proxy Statement entitled "Vote Required for Approval" below. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Nevada and are expected to become effective on or about February 13, 2006.

                                DISSENTERS RIGHTS

Stockholders have no dissenters rights with respect to the matters referred to in this Proxy Statement.

                VOTING SECURITIES  AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on January 11, 2006 as the record date for the determination of the common stockholders entitled to notice of and to take action by written consent.

On the record date, TRIMAX had 41,233,718 shares of common stock, $0.001 par value, issued and outstanding. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to adopt and approve the Amended and Restated Articles of Incorporation.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 11, 2006, certain information known to the Company regarding the beneficial ownership of the Company's common stock, $0.001 par value per share, for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at 2 Lombard St., Suite 204, Toronto, Ontario, M5C 1M1, the Company's principal offices.

                                                      SHARES
                                                   BENEFICIALLY   PERCENTAGE  OF
NAME  OF  STOCKHOLDER                                 OWNED        CLASS  OWNED
---------------------                              ------------   --------------
Derek  Pepler  -  President  and  a  Director        20,043          0.049%

Robert  Vivacqua  -  Director                        51,000          0.123%

All Executive Officer and Directors
    as a Group (2 persons)                           71,043          0.172%


    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The directors and executive officers of TRIMAX do not have any substantial interest in the matters to be acted upon.

                           VOTE REQUIRED FOR APPROVAL

The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or a special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at an annual or a special meeting of the stockholders of a Nevada corporation may be taken by written consent in lieu of a meeting if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Amended and Restated Articles of Incorporation completely supersede the existing Articles of Incorporation of the Company. On January 11, 2006 the Board of Directors of the Company signed resolutions approving the adoption of the Amended and Restated Articles of Incorporation and called for approval by a vote of the stockholders of the Company.

The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company proposed in the Amended and Restated
Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Exhibit A. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on stockholders, both positive and negative.

The overall effect of the changes to the Articles of Incorporation of TRIMAX is to provide the Company with more flexibility to make acquisitions or conduct equity financings.


                                                 Previous Articles of                             Amended and Restated
Subject Matter of Change                            Incorporation                             Articles of Incorporation
-------------------------------        --------------------------------------------       -------------------------------------
1. Name of Company                     Article I. The name of the Company is TRIMAX       Article I. The name of the Company is
                                       CORPORATION                                        PLC NETWORK SOLUTIONS LTD.

Purpose:  To  change the Company's name to reflect its core business.

Effect:  There  is  no effect on shareholders from the change in the name of the Company.  The  name change will facilitate the
Company's shift from  being  in  the  manufacturing  and/or  distribution  of  a  handheld communication  device to its current business of marketing its internet access technologies known as broadband over  powerlines  (BPL) or  powerline  communications services.



                                                 Previous Articles of                             Amended and Restated
Subject Matter of Change                            Incorporation                             Articles of Incorporation
-------------------------------        --------------------------------------------    -------------------------------------------
2.  Authorized capital                 Article II, Section 2.1 120,000,000 total       Article II, Section 2.1.  300,000,000 total
                                       total authorized shares, consisting of          authorized shares, consisting of 250,000,000
                                       100,000,000 shares of common stock having a     shares of common stock having a par value of
                                       par value of $0.001 per share and 20,000,000    $0.001 per share and 50,000,000 shares of
                                       shares of preferred stock having a par value    preferred stock having a par value of $0.001
                                       of $0.001 per share.                            per share.

Purpose:  To enable the Board of Directors to increase the amount of common shares available to the Company for financing purposes or for acquisitions and the amount of preferred shares available to the Company to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

Effect:  Authorizing  the  additional  preferred  stock  provides  the  Board of Directors  with  a  mechanism  for  establishing a separate class of stock with superior  rights  to  that  of the common stock of the Company.  The issuance of either common or preferred stock may dilute stock ownership of holders of common stock  and  thereby reduce their voting power and reduce their rights to the net assets  of  the  Company  upon  dissolution.

                              STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy materials for the 2006 annual meeting of shareholders, the Company must receive written notice of any shareholder proposal by September 30, 2006. All proposals and nominations should be directed to the Company's principal executive offices at 2 Lombard St., Suite 204, Toronto, Ontario, M5C 1M1.

                       WHERE YOU CAN FIND MORE INFORMATION

TRIMAX is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web-site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

                                  OTHER MATTERS

A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Exhibit A.

                                        Dated:  January  11,  2006

                                        By  Order  of  the  Board  of  Directors


                                        /s/  Derek  Pepler
                                        ----------------------
                                        Derek  Pepler, President

                                    EXHIBIT A


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

     The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

                                    ARTICLE I

           The name of the corporation is "PLC NETWORK SOLUTIONS LTD."

                                   ARTICLE II

     2.1.     Authorized  Capital

     The total number of shares that this corporation is authorized to issue is 300,000,000, consisting of 250,000,000 shares of common stock having a par value of $0.001 per share and 50,000,000 shares of Preferred Stock having a par value of $0.001 per share. The common stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     2.2.     Issuance  of  Preferred  Stock  by  Class  and  in  Series

     The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of


                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                   ARTICLE III

     The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

     3.1     Omnibus.

To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized ("applicable corporate law") and any and all acts amendatory thereof and supplemental thereto.

     3.2.  Carrying  On  Business  Outside  State.

To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

     3.3.  Purposes  To  Be  Construed  As  Powers.

     The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

                                   ARTICLE IV

     Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                    ARTICLE V

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                   ARTICLE VI

     6.1.     Number  of  Directors

     The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time

                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2.     Classification  of  Directors

     The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

     6.3.     Removal  of  Directors

     The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

     6.4.     Vacancies  on  Board  of  Directors

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.


                              ARTICLE  VII

This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                  ARTICLE VIII

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                    ARTICLE IX

     9.1.     Shareholder  Actions

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

     9.2.     Number  of  Votes  Necessary  to  Approve  Actions

     Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

     9.3.     Special  Meetings  of  Shareholders

     So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

     9.4.     Quorum  for  Meetings  of  Shareholders.

     Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                    ARTICLE X

     To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct

                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                   ARTICLE XI

     11.1.     Indemnification.

     The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2.     Authorization.

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

                                    ARTICLES
                                       OF
                           PLC NETWORK SOLUTIONS LTD.

     11.3.     Effect  of  Amendment.

     No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                   ARTICLE XII

     This Amended and Restated Articles of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the undersigned, President of the corporation, for the purpose of amending and restating the Articles of Incorporation of PLC Network Solutions Ltd., hereby makes, files and records this Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the corporation and that the facts stated herein are true.


/s/  Derek  Pepler                                        January  11, 2006
----------------------                                    -----------------
Derek  Pepler,  President                                       Date

THIS  CONSENT  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS  OF
                               TRIMAX CORPORATION

The undersigned shareholder of TRIMAX CORPORATION, a Nevada corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement, and hereby consents to the following action:

ADOPTION  AND  APPROVAL  OF  THE  AMENDED AND RESTATED ARTICLES OF INCORPORATION




NOTE: THIS CONSENT SHOULD BE DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED IN THE ENCLOSED ENVELOPE.


                             DATED:      ________________________________,  2006


                             ___________________________________________________
                             Print name(s) exactly as shown on Stock Certificate

                             _____________________________________________
                             (Signature)

                             _____________________________________________
                             (Signature)


PLEASE SIGN, DATE AND RETURN THIS CONSENT CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.